UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTBC	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	MTBCP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	MTBCO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

CareCloud, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Current Reports on Form 8-K, originally filed by the Company with the Securities and Exchange Commission (“SEC”) on June 2, 2022 and June 9, 2022 (the “Original Reports”). The Original Reports were filed, among other things, to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders held on June 1, 2022 (“Annual Meeting”) and to report the filing of certain amendments to the Company’s organizational documents with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). This Amendment amends the Original Reports solely to correct the disclosure regarding the previously reported results with respect to the Charter Proposal (as defined below) and to disclose that certain amendments to the Company’s organizational documents have been retracted and new amendments to the Company’s organizational documents have been filed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificates of Correction

On June 15, 2022, the Company filed a Certificate of Correction (the “Charter Certificate of Correction”) with the Delaware Secretary of State to nullify the filing of a Certificate of Amendment to Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State on June 7, 2022, that had not received the requisite stockholder approval.

Except as described below, the Company’s Amended and Restated Certificate of Incorporation, as in effect prior to the Annual Meeting, is accurate and remains in effect without change. No shares of the Company’s common stock or preferred stock were issued in reliance on the Charter Amendment.

The foregoing description of the Charter Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Charter Certificate of Correction, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

On June 15, 2022, the Company filed a Certificate of Correction (the “Series A Certificate of Correction”) with the Delaware Secretary of State to nullify the filing of an Eighth Amendment to Amended and Restated Certificate of Designations, Preferences and Rights of 11% Series A Cumulative Redeemable Perpetual Preferred Stock with the Delaware Secretary of State on June 7, 2022.

The foregoing description of the Series A Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Series A Certificate of Correction, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

On June 15, 2022, the Company filed a Certificate of Correction (the “Series B Certificate of Correction”) with the Delaware Secretary of State to nullify the filing of a First Amendment to Certificate of Designations, Preferences and Rights of 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock with the Delaware Secretary of State on June 7, 2022.

The foregoing description of the Series B Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Series B Certificate of Correction, a copy of which is included as Exhibit 3.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

Eighth Amendment to Certificate of Designations of Series A Preferred Stock

On June 15, 2022, the Company filed an Eighth Amendment (the “Series A Amendment”) to Amended and Restated Certificate of Designations, Preferences and Rights (the “Series A Certificate of Designations”) of 11% Series A Cumulative Redeemable Perpetual Preferred Stock with the Delaware Secretary of State which was effective upon filing. The Series A Amendment decreased the number of authorized shares of Series A Preferred Stock from 5,350,000 shares to 4,526,231 shares. No other changes were made to the Series A Certificate of Designations.

The foregoing description of the Series A Amendment does not purport to be complete and is qualified in its entirety by reference to the Series A Amendment, a copy of which is included as Exhibit 3.4 to this Current Report on Form 8-K/A and incorporated by reference herein.

First Amendment to Certificate of Designations of Series B Preferred Stock

On June 15, 2022, the Company filed a First Amendment (the “Series B Amendment”) to Certificate of Designations, Preferences and Rights (the “Series B Certificate of Designations”) of 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock with the Delaware Secretary of State which was effective upon filing. The Series B Amendment increased the number of authorized shares of Series B Preferred Stock from 1,640,000 shares to 2,463,769 shares. No other changes were made to the Series B Certificate of Designations.

The foregoing description of the Series B Amendment does not purport to be complete and is qualified in its entirety by reference to the Series B Amendment, a copy of which is included as Exhibit 3.5 to this Current Report on Form 8-K/A and incorporated by reference herein.

Certificate of Amendment to Amended and Restated Certificate of Incorporation

At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend Section 4.1 of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock that may be issued from twenty-nine million shares to thirty-five million shares (the “New Charter Amendment”). The New Charter Amendment was filed with the Delaware Secretary of State on June 16, 2022 and became effective on such date.

The foregoing description of the New Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the New Charter Amendment, a copy of which is included as Exhibit 3.6 to this Current Report on Form 8-K/A and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on a proposal (“Charter Proposal”) to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of preferred stock from seven million shares to fifteen million shares. The Charter Proposal did not receive the votes necessary for approval.

The Company’s Current Report on Form 8-K filed with the SEC on June 2, 2022, correctly reported the vote on the Charter Proposal, which was 6,508,776 votes FOR, 1,705,914 votes WITHHELD, 23,960 votes ABSTAIN, and 2,930,332 Broker Non-Votes. The Charter Proposal did not receive the vote of a majority of the outstanding common stock entitled to vote on the Charter Proposal as required by the Delaware General Corporation Law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Amendment to Amended and Restated Certificate of Incorporation.
3.2	Certificate of Correction to Eighth Amendment to Amended and Restated Certificate of Designations, Preferences and Rights of 11% Series A Cumulative Redeemable Perpetual Preferred Stock.
3.3	Certificate of Correction to First Amendment to Certificate of Designations, Preferences and Rights of 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock.
3.4	Eighth Amendment to Amended and Restated Certificate of Designations, Preferences and Rights of 11% Series A Cumulative Redeemable Perpetual Preferred Stock.
3.5	First Amendment to Certificate of Designations, Preferences and Rights of 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock.
3.6	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: June 17, 2022	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer